                                                                 Exhibit (r)(1)
                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints PAUL W. KARR and JOSEPH COOK, or each of them, as his true and lawful attorneys-in fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statements listed on the attached schedule, for AMERICAN GENERAL LIFE INSURANCE COMPANY, THE VARIABLE ANNUITY LIFE INSURANCE COMPANY and THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK which serve as Depositors and AMERICAN HOME ASSURANCE COMPANY which serves as Guarantor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws;
(iii) register additional insurance and annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue hereof.


RICHARD HOSKINS                       Director                  April 28, 2014
----------------------
RICHARD HOSKINS

ALEXANDER R. BAUGH                    Director                  April 28, 2014
----------------------
ALEXANDER R. BAUGH

JAMES BRACKEN                         Director                  April 28, 2014
----------------------
JAMES BRACKEN

TIMOTHY D. CARTER                     Director                  April 28, 2014
----------------------
TIMOTHY D. CARTER

JOHN Q. DOYLE                         Director                  April 28, 2014
----------------------
JOHN Q. DOYLE

JEFFREY M. FARBER                     Director                  April 28, 2014
----------------------
JEFFREY M. FARBER

PETER D. HANCOCK                      Director                  April 28, 2014
----------------------
PETER D. HANCOCK

KEVIN T. HOGAN                        Director                  April 28, 2014
----------------------
KEVIN T. HOGAN

                                      Director                  April   , 2014
----------------------
RALPH W. MUCERINO

SID SANKARAN                          Director                  April 28, 2014
----------------------
SID SANKARAN

ROBERT S.H. SCHIMEK         Director, President and Chief       April 28, 2014
----------------------            Executive Officer
ROBERT S.H. SCHIMEK

                                      Director                  April   , 2014
----------------------
CHRISTOPHER L. SPARRO

                                      Director                  April   , 2014
----------------------
MARK T. WILLIS

JOSEPH COOK                Senior Vice President and Chief      April 28, 2014
----------------------            Financial Officer
JOSEPH COOK

AMERICAN HOME ASSURANCE COMPANY

GUARANTOR PRODUCT SCHEDULE - 4/29/2014

Registrant Name                   File Nos.
---------------                   ---------

VARIABLE SEPARATE ACCOUNT         333-185797 American Pathway II
811-03859                         333-185798 Polaris
                                  333-185799 Polaris II
                                  333-185831 PolarisAmerica
                                  333-185838 Polaris Platinum II
                                  333-185800 Polaris II Platinum Series
                                  333-185837 Polaris Choice II / Polaris Choice III
                                  333-185818 WM Diversified Strategies
                                  333-185820 WM Diversified Strategies III
                                  333-185815 Polaris Advisor
                                  333-185801 Polaris Protector
                                  333-185816 Polaris Preferred Solution

VARIABLE ANNUITY ACCOUNT ONE      333-185802 ICAP II
811-04296

VARIABLE ANNUITY ACCOUNT TWO      333-185821 Vista Capital Advantage
811-08626

VARIABLE ANNUITY ACCOUNT FOUR     333-185803 Anchor Advisor
811-08874

VARIABLE ANNUITY ACCOUNT FIVE     333-185829 Seasons
811-07727                         333-185804 Seasons Select II
                                  333-185825 Seasons Select
                                  333-185826 Seasons Triple Elite / Seasons Elite
                                  333-185822 Seasons Advisor
                                  333-185824 Seasons Advisor II
                                  333-185828 Seasons Preferred Solution

VARIABLE ANNUITY ACCOUNT SEVEN    333-185806 Polaris Plus
811-09003                         333-185807 Polaris II A-Class
                                             Polaris II A-Class Platinum Series
                                  333-185832 Polaris II Asset Manager

VARIABLE ANNUITY ACCOUNT NINE     333-185834 Ovation
811-21096                         333-185835 Ovation Plus
                                  333-185841 Ovation Advantage
                                  333-185842 Ovation Advisor

FS Variable Separate Account      333-178854 Polaris NY
811-08810                                    Polaris II NY
                                             Polaris II NY - Jones
                                  333-178859 WM Diversified Strategies III NY
                                  333-178857 FSA Advisor
                                  333-178853 Polaris Choice NY
                                             Polaris Choice III NY
                                  333-178855 Polaris II A-Class Platinum Series NY
                                  333-178850 Polaris Advantage NY

FS Variable Annuity Account One   333-178861 ICAP II NY
811-06313

FS Variable Annuity Account Two   333-178863 Vista Capital Advantage NY
811-08624

FS Variable Annuity Account Five  333-178860 Seasons Triple Elite NY
811-08369                                    Seasons Elite NY
                                  333-178858 Seasons Select II NY Rewards

AGL SEPARATE ACCOUNT A            033-44745 Black, VA, Blue VA, Green VA
811-01491                         033-44744 Orange VA, Yellow VA

AGL SEPARATE ACCOUNT D         033-43390 Generations VA, Variety Plus VA
811-02441                      002-49805 Front End Load, Regular Surr. Charge
                               333-70667 Platinum Investor VA
                               333-40637 Select Reserve VA
                               033-57730 WM Advantage VA
                               333-109206 Platinum Investor IVA
                               333-25549 WM Strategic Asset Manager VA
AGL SEPARATE ACCOUNT VA-1      333-102302 The Chairman VA
811-07781
AGL SEPARATE ACCOUNT VA-2      333-102303 Individual VA Contracts
811-01990
811-01990
AGL SEPARATE ACCOUNT VL-R      333-89897 AG Legacy Plus
811-08561                      333-42567 Platinum Investor I VUL
                               333-90787 Platinum Investor Survivor VUL
                               333-80191 Corporate America VUL
                               333-53909 Legacy Plus VUL (Orig.)
                               333-103361 Platinum Investor II VUL
                               333-43264 Platinum Investor III VUL
                               333-188318 Platinum Investor IV VUL
                               333-129552 Platinum Investor VIP (Orig.)
                               333-109613 Platinum Investor FlexDirector
                               333-82983 Platinum Investor PLUS VUL
                               333-65170 Platinum Investor Survivor VUL
                               333-87307 Platinum Investor Survivor II VUL
                               333-87307 The ONE VUL Solution
AGL SEPARATE ACCOUNT VUL       333-102301 EquiBuilder VUL
811-05794
AGL SEPARATE ACCOUNT VUL-2     333-102300 EquiBuilder II VUL
811-06366                      333-102299 EquiBuilder III VUL
USL SEPARATE ACCOUNT USL VL-R  333-151575 Income Advantage Select VUL
811-09359                      333-149403 Protection Advantage Select VUL
                               333-137941 Platinum Investor VIP VUL
                               333-105246 Platinum Investor PLUS VUL
                               333-79471 Platinum Investor VUL
USL SEPARATE ACCOUNT USL VA-R  333-63673 Generations VA
811-09007
VALIC SEPARATE ACCOUNT A       002-32783 GUP & GTS-VA
811-03240                      033-75292 Portfolio Director, Portfolio Director 2
                                         & Portfolio Director Plus
                               333-49232 Potentia
                               002-96223 UIT-981
                               333-124398 Independence Plus VA